PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Filed by the Registrant                       [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement           [ ]     Confidential, For Use
                                                      of the Commission
[X]     Definitive Proxy Statement                    Only (as permitted by
                                                      Rule 14a-6(e)(2)
[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-(11(c) or Rule 14a-12

                                 SMARTPROS LTD.
                                 --------------
                (Name of Registrant as Specified in Its Charter)

     Name of Person(s) Filing Proxy Statement, if other than the Registrant)
    ------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]     No Fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[ ]     (1) Title of each class of securities to which transaction applies:

[ ]     (2) Aggregate number of securities to which transaction applies

[ ] (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date filed:

                                 SMARTPROS LTD.

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON JUNE 9, 2005 AT 10:00 A.M.

                      ------------------------------------


TO THE STOCKHOLDERS OF SMARTPROS LTD.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SmartPros Ltd. ("SmartPros") will be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Tuesday, June 9, 2005 at 10:00 A.M., Eastern Time, for the following purposes:

          1. To elect two (2) Class I directors, each to serve for a term of three years.

          2.   To  obtain   advisory   approval  of  the  appointment  of  Holtz
               Rubenstein Reminick LLP as independent auditors of SmartPros for the year ending December 31, 2005.

          3. To transact such other business as may properly be brought before the meeting or any adjournment or postponements thereof.

     The Board of Directors has fixed the close of business on April 19, 2005 as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment or postponements thereof.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           William K. Grollman, Secretary

Dated:   Hawthorne, New York
         April 20, 2005

           ---------------------------------------------------------------------
IMPORTANT:  Whether  or not you expect to attend in  person,  please  complete,
            sign,   date  and  return  the  enclosed  Proxy  at  your  earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY WILL SAVE SMARTPROS THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required has been enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option. If your stock is held through a broker, bank or a nominee and you wish to vote at the meeting you will need to obtain a proxy form from your broker, bank or a nominee and present it at the meeting.
           ---------------------------------------------------------------------

                                 SMARTPROS LTD.

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, JUNE 9, 2005

     This Proxy Statement is furnished to the stockholders of SmartPros Ltd., a Delaware corporation ("SmartPros"), in connection with the solicitation by the Board of Directors of proxies to be used at the 2005 Annual Meeting of Stockholders of SmartPros to be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Tuesday, June 9, 2005 at 10:00 A.M., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). The approximate date on which this Statement and the accompanying proxy will be mailed to stockholders is April 29, 2005.


                           THE VOTING & VOTE REQUIRED

RECORD DATE AND QUORUM

     Only stockholders of record at the close of business on April 19, 2005 (the "Record Date"), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 5,082,539 outstanding shares of common stock, par value $.0001 per share, ("Common Stock"). Each share of Common Stock is entitled to one vote. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified. Shares of Common Stock were the only voting securities of SmartPros outstanding on the Record Date. A quorum will be present at the Annual Meeting if a majority of the shares of Common Stock outstanding on the Record Date are present at the meeting in person or by proxy.

VOTING OF PROXIES

     The persons acting as proxies (the "Proxyholders") pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy: (i) for election of the two Class I director nominees named in this Proxy Statement; (ii) for approval of the appointment of the independent auditors for the year ending December 31, 2005 on an advisory basis; and (iii) in their discretion, on any other business that may come before the meeting and any adjournments of the meeting.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the SmartPros bylaws and Delaware law:
(1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

VOTING REQUIREMENTS

     ELECTION OF DIRECTORS. The election of directors requires a plurality of the votes cast for the election of directors; accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

     ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS. The affirmative vote of a majority of the votes cast for or against the matter by stockholders entitled to vote at the Annual Meeting is required to approve of the appointment of our independent auditors for the year ending December 31, 2005 on an advisory basis. An abstention from voting on this matter will be treated as "present" for quorum purposes. However, since an abstention is not treated as a "vote" for or against the matter, it will have no effect on the outcome of the vote.


                                   PROPOSAL 1
                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

     The Board of Directors consists of seven members and is divided into three classes, with two Class I directors, two Class II directors and three Class III directors. Directors serve for three-year terms with one class of directors being elected by our stockholders at each annual meeting.

     At the Annual Meeting, two Class I directors will be elected to serve until the annual meeting of stockholders in 2008 and until each director's successor is elected and qualified. The Board of Directors has nominated John F. Gamba and William K. Grollman for reelection as the Class I directors. The accompanying form of proxy will be voted for the election of John F. Gamba and William K. Grollman as directors, unless the proxy contains contrary instructions. Management has no reason to believe that any of Messrs. Gamba and Grollman will not be a candidate or will be unable to serve. However, in the event that either one of them is unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
THE FOREGOING NOMINEES AND PROXIES THAT ARE SIGNED AND RETURNED WILL BE SO VOTED
                          UNLESS OTHERWISE INSTRUCTED.

                        *       *       *       *       *

     Set forth below is a brief biography of each nominee for election as a Class I director and all other members of the Board of Directors who will continue in office.

                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS
                               TERM EXPIRING 2008
                               ------------------

     JOHN F. GAMBA, age 66. Mr. Gamba joined us in January 2000 as Chairman of the Board. Since 1997, he has been President of his own consulting firm that specializes in advising high tech start-up companies on developing growth strategies. From July 1999 to January 2000, Mr. Gamba served as Chief Executive Officer of Virtual Education Corporation. He has been a member of the Board of Directors of Avante Global LLC since September 1999 and of PACE LLC (Partnership Academic and Community Excellence) since September 2001. Mr. Gamba also served on the Board of Bellcore (now Telecordia) and the Board of Trustees of Capital College, and now serves on the Committee for Undergraduate Financial Aid for the University of Pennsylvania. Mr. Gamba received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1961 and an M.B.A. from Drexel University in 1969.

     WILLIAM K. GROLLMAN, age 62. Dr. Grollman is one of our founders. He has been our President and a director since 1981 and Secretary since 2001. In
January 2004, Dr. Grollman was appointed to the Board of Directors of the publicly held Nomura Funds, traded on the New York Stock Exchange. Dr. Grollman received a Ph.D. in Business Administration from the New York University Graduate School of Business Administration. He earned an M.B.A. in Accounting from the same institution and a B.S. degree in Economics with a major in Marketing from the Wharton School of the University of Pennsylvania. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.


                          INCUMBENT CLASS II DIRECTORS
                               TERM EXPIRING 2006
                               ------------------

     JOSHUA A. WEINREICH, age 45. Mr. Weinreich joined the Board in July 2001. He has been a private investor since November 2004. From March 2001 through November 2004, Mr. Weinreich had been the Chief Executive Officer and Global Head of Absolute Return Strategies, a unit of Deutsche Bank. From July 1999 until March 2001, Mr. Weinreich held the position of Regional Head of Deutsche Asset Management in the Americas. From January 1999 through July 1999, Mr. Weinreich was co-head of Bankers Trust Global Private Bank. Mr. Weinreich received a B.A. in Economics from Cornell University in 1982 and an M.B.A. from the Wharton School of the University of Pennsylvania in 1985.

     JACK FINGERHUT, age 54. Mr. Fingerhut is one of our founders. Mr. Fingerhut has been a director since 1981 and served as our Chief Operating Officer from 1981 through 1998 when he was appointed President of the Accounting Division and Chief Financial Officer. He was our Chief Accounting and Financial Officer until October 18, 2004. In April 2004 he was also given the title Senior Executive Vice President and was appointed Treasurer as well. In 1973, he received a B.A. degree in History from the University of Maryland and earned his M.B.A. in Accounting from Rutgers University in 1974. He is certified to practice accounting in New Jersey. Mr. Fingerhut is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

                          INCUMBENT CLASS III DIRECTORS
                               TERM EXPIRING 2007
                               ------------------

     ALLEN S. GREENE, age 58. Mr. Greene has been our Vice Chairman of the Board and Chief Executive Officer since April 2001. From August 1997 until December 1999 he was the Senior Executive Vice President, Chief Operating Officer, and
Chief Lending Officer of Medallion Financial Corporation, a Nasdaq-listed financial holding company lending to small business. Since 1997, Mr. Greene has been President of Veral & Co. LLC, a private consulting firm that provided general business, financial and M&A advisory services. Veral is currently inactive. Mr. Greene holds an M.B.A. from Baruch College of the City University of New York and a B.B.A. from Baruch College of the City University of New York in Finance and Investments.

     BRUCE JUDSON, age 46. Mr. Judson has been a director since March 2000. Mr. Judson is a business consultant, providing consulting services directly and through his wholly owned consulting business, The Judson Group, Inc., to various public and private companies. Since September 2000, Mr. Judson has been a Faculty Fellow at the Yale School of Management. Mr. Judson is also the founder and Chief Executive Officer of Speed Anywhere, Inc., an Internet marketer of broadband and other services. Mr. Judson served as director of Activeworlds Corp. (OTCBB: AWLD), a provider of Internet-based three-dimensional experiences, from April 2001 through August 2002. He also served as Activeworld's interim Vice President of Finance and Treasurer from June through August 2002. Over the last five years, Mr. Judson has served as a director and a member of the advisory boards of a number of private companies as well as a member of the advisory board to a subsidiary of Phoenix Technologies Ltd. (Nasdaq: PTEC). He is the author of HYPERWARS: 11 STRATEGIES FOR SURVIVAL AND PROFIT IN THE ERA OF ONLINE BUSINESS (1999) AND NETMARKETING:
HOW YOUR BUSINESS CAN PROFIT FROM THE ONLINE REVOLUTION (1996). Mr. Judson received an AB in Policy Studies in 1980 from Dartmouth College, a J.D. from the Yale Law School and an M.B.A. from the Yale School of Management in 1984.

     MARTIN H. LAGER, age 53. Mr. Lager was appointed to our board of directors in April 2004. From January 1, 1996 through December 31, 2003 Mr. Lager was a partner in the accounting firm of Rubin & Katz LLP where he was the manager of the tax department. On January 1, 2004 Mr. Lager started his own accounting practice, Martin H. Lager, CPA. Mr. Lager received a B.S. in Accounting from Babson College in 1974 and an M.B.A. in Taxation in 1980 from St. John's University. He is a licensed CPA in the state of New York.

     All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of all committees of the Board on which that director served during the last full fiscal year.

                               EXECUTIVE OFFICERS
                               ------------------

     The following table sets forth the names, ages and principal positions of our executive officers as of April 20, 2005:

NAME                     AGE                       POSITION

Allen S. Greene          58      Chief Executive Officer and Vice Chairman of
                                 the Board of Directors

William K. Grollman      62      President, Secretary and Director

Jack Fingerhut           54      Senior Executive Vice President,
                                 President Accounting Division and Director

Stanley P. Wirtheim      55      Chief Accounting and Financial Officer
                                 and Treasurer

David M. Gebler          46      Senior Vice President and President,
                                 Working Values, Ltd.

Joseph R. Fish           39      Chief Technology Officer


     The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Messrs. Greene, Grollman and Fingerhut, each of whose business experience is discussed above).

     STANLEY P. WIRTHEIM. Mr. Wirtheim became our Chief Accounting and Financial Officer and Treasurer on October 19, 2004, the day our initial public offering was effective. Mr. Wirtheim is a certified public accountant. He works for us three full days per week on a part-time basis so that he can maintain his independent accounting practice, Stanley P. Wirtheim, CPA, which he founded in 1997. Since 1981 he has performed accounting services for us as a consultant. Mr. Wirtheim received a B.B.A. in accounting from Baruch College.

     DAVID M. GEBLER. Mr. Gebler joined us in April 2003 as a Senior Vice President and President of our Working Values, Ltd. subsidiary. Mr. Gebler was the founder of Working Values Group, Ltd. and was its President from December 1993 through March 31, 2003. Mr. Gebler received his J.D. from the University of California at Davis in 1984.

     JOSEPH R. FISH. Mr. Fish joined us in November 1998. From November 1, 1998 through December 31, 1999 his title was Vice President of New Media. Since January 1, 2000 he has been our Chief Technology Officer. Mr. Fish attended Embry-Riddle Aeronautical University in Katterbach, Germany.


AUDIT COMMITTEE FINANCIAL EXPERT

     The Board has determined that the chairman of the audit committee, Mr. Lager, is an "audit committee financial expert," as that term is defined in Item 401(e) of Regulation S-B, and "independent" for purposes of current and recently adopted listing standards of the American Stock Exchange ("AMEX"), where SmartPros' stock is listed and Section 10A(m)(3) of the Securities Exchange Act of 1934.


COMMITTEES OF THE BOARD OF DIRECTORS

     On October 19, 2004, upon completion of our initial public offering, our Board of Directors established an Audit Committee and a Compensation and Nominating committee. The members of both committees are independent for purposes of current and recently adopted AMEX listing standards.

     The chairman of our Audit Committee is Mr. Lager and the other members of the committee are Messrs. Weinreich and Gamba. All of the members are independent as independence is defined in Section 121(A) of the AMEX listing standards. The Audit Committee meets with management and our independent public accountants to determine the adequacy of internal controls and other financial reporting matters and review related party transactions for potential conflict of interest situations. The Audit Committee was established by our Board upon completion of our initial public offering on October 19, 2004 and met once in 2004. Prior to its official formation, members of the committee met on an unofficial basis to discuss committee matters. The Audit Committee Charter is annexed hereto as Appendix II.

                             AUDIT COMMITTEE REPORT

The Audit Committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board has adopted a written charter for the Audit Committee. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2004 and met with our management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Holtz Rubenstein Reminick LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Holtz Rubenstein Reminick LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Holtz Rubenstein Reminick LLP its independence from SmartPros and its management. Holtz Rubenstein Reminick LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the SmartPros Annual Report on Form 10-KSB.


                                           AUDIT COMMITTEE:

                                           Martin H. Lager

                                           Joshua A.Weinreich

                                           John F. Gamba

     The chairman of the compensation and nominating committee is Mr. Gamba and the other members of the compensation and nominating committee are Messrs. Weinreich and Judson. The committee reviews and recommends the compensation and benefits payable to our officers, reviews general policy matters relating to employee compensation and benefits, and administers our various stock option plans and other incentive compensation arrangements. The committee also identifies individuals qualified to become members of the Board of Directors and makes recommendations to the Board of Directors of new nominees to be elected by stockholders or to be appointed to fill vacancies on the Board. The Compensation and Nominating Committee was established by our Board upon completion of our initial public offering on October 19, 2004 and met once in 2004. Prior to its official formation, members of the committee met on an unofficial basis to discuss committee matters. A copy of the Compensation and Nominating Committee Charter has been posted on our Web site at www.smartpros.com.

     In identifying and recommending nominees for positions on the Board of Directors, the Compensation and Nominating Committee places primary emphasis on
(i) a candidate's judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate's business or other relevant experience; and (iii) the extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other members of the Board of Directors will build a Board of Directors that is effective, collegial and responsive to our needs.

     The Compensation and Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the Board and the qualifications of the candidate. Under our bylaws to have a candidate considered by the committee, a stockholder must timely notify our Secretary by written notice delivered to, or mailed to and received at, our principal executive offices not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting date, regardless of any postponements, deferrals or adjournments of that meeting to a later date; PROVIDED, HOWEVER, that if less than forty (40) days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nomination; (iii) the class and number of shares of stock owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nomination on the date of such stockholder's notice and (iv) any financial interest of the stockholder in such nomination.

     The Compensation and Nominating Committee believes that the minimum qualifications for service as a director of SmartPros are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board's oversight of our business and affairs and an impeccable reputation of integrity and competence in his or her personal or professional activities. The committee's evaluation of potential candidates shall be consistent with the Board's criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board's ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The committee may also receive suggestions from our current Board members, executive officers or other sources, which may be either unsolicited or in response to requests from the committee for such candidates. In addition, the committee may also, from time to time, engage firms that specialize in identifying director candidates.

     Once a person has been identified by the committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the committee determines that the candidate warrants further consideration, the chairman or another member of the committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The committee will consider all such information in light of information regarding any other candidates that the committee might be evaluating for membership on the Board. In certain instances, the committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.


COMMUNICATIONS WITH DIRECTORS

     The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title, care of the Secretary. All such correspondence should be sent to our principal executive offices or by e-mail to the Secretary at info@smartpros.com. All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

     It is our policy that directors are invited and encouraged to attend the Annual Meeting.


ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANTS

     On November 22, 2004 (the "Engagement Date"), we engaged Holtz Rubenstein Reminick LLP as our new independent public accountants and dismissed McGladrey & Pullen, LLP. The decision to change accountants was recommended and approved by our Audit Committee.

The audit reports of McGladrey & Pullen, LLP on our financial statements for the years ended December 31, 2002 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with their audits of the years ended December 31, 2002 and 2003 and reviews of our financial statements for year 2004 through November 22, 2004, there were no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference thereto in their report on the financial statements for such years.

         For the years ended December 31, 2002 and 2003 and through the Engagement Date in year 2004, we have not consulted with Holtz Rubenstein Reminick LLP on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, in each case where a written report was provided or oral advice was provided that Holtz Rubenstein Reminick LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.


PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The aggregate fees billed by our principal accounting firm, Holtz Rubenstein Reminick LLP, for the fiscal year ended December 31, 2004 and by McGladrey & Pullen, LLP for the fiscal years ended December 31, 2003 and 2004 are as follows:

                                                  2004         2003
                                             -------------  -----------
Audit fees                                    $ 60,185(1)     $43,500
Audit-related fees
                                             -------------  -----------
TOTAL AUDIT AND AUDIT-RELATED FEES            $ 60,185        $43,500
Tax fees                                            --             --
All other fees                                $150,238(2)          --
                                             -------------  -----------
      TOTAL FEES                              $210,423        $43,500
                                             =============  ===========

----------
(1) Represents the actual amount billed to date and includes $15,185 of fees billed by McGladrey & Pullen, LLP for services rendered in connection with their review of our Form 10-QSB for the quarter ended September 30, 2004.

(2) Includes the following fees billed by McGladrey & Pullen, LLP: (1) $140,238 for services rendered in connection with our October 2004 initial public offering; and (2) $10,000 for services rendered in connection with our Form 10-KSB for the year ended December 31, 2004.


AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.


                                   PROPOSAL 2
          ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     Holtz Rubenstein Reminick LLP has been our independent auditors since November of 2004. Their audit report appears in our annual report for the fiscal year ended December 31, 2004. The Audit Committee expects to appoint Holtz Rubenstein Reminick LLP to serve as independent auditors to conduct an audit of SmartPros' accounts for the 2005 fiscal year. A representative of Holtz
Rubenstein Reminick LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. However, the Board of Directors is submitting this matter to SmartPros stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Holtz Rubenstein Reminick LLP, and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of SmartPros and the stockholders.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL
            AND PROXIES THAT ARE SIGNED AND RETURNED WILL BE SO VOTED
                           UNLESS OTHERWISE INSTRUCTED

             EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS,
                         OFFICERS AND PRINCIPAL HOLDERS

     The following table sets forth information regarding compensation awarded to, earned by, or paid to our Chief Executive Officer and our other most highly compensated executive officers, whose compensation exceeded $100,000 in 2004, for all services rendered to us in all capacities during the last three completed fiscal years.

                                          SUMMARY COMPENSATION TABLE

                                                                                                         LONG TERM
                                                                   ANNUAL COMPENSATION                 COMPENSATION
                                                                                                    --------------------
                                                                                                        SECURITIES
                                                                                                        UNDERLYING
NAME AND PRINCIPAL POSITION                   YEAR             SALARY               BONUS                 OPTIONS
---------------------------------------    -----------     --------------     ------------------    --------------------
Allen S. Greene, Vice Chairman of the         2004           $  230,208          $ 148,000(1)                 --
Board and Chief Executive Officer             2003           $  225,000                                       --
                                              2002           $  225,000                                   25,850

                                              2004           $  201,015          $   1,000                    --
William K. Grollman, President,               2003           $  201,522                                       --
Secretary and Director                        2002           $  201,522                                       --

Jack Fingerhut, Senior                        2004           $  155,181          $   5,000                    --
Vice-President, SmartPros Accounting          2003           $  151,522                                       --
and Director*                                 2002           $  151,522                                       --

Joseph R. Fish, Chief Technology              2004           $  141,667          $   3,250                    --
Officer                                       2003           $  121,468                                       --
                                              2002           $  125,892                                       --

David M. Gebler, Senior Vice                  2004           $  181,015          $   3,250                    --
President, President of Working               2003           $  135,000                                   25,850
Values, Ltd. (2)

----------
*    Served as our Chief Financial Officer through October 19, 2004.

(1) Includes, a cash bonus of $6,000 and the assumed value of 40,000 shares of restricted common stock granted on October 19, 2004, based on the $3.55 closing price of the common stock on November 22, 2004, the first day it traded on the AMEX. 10,000 shares vested immediately and 10,000 shares will vest on each of October 19, 2005 - 2007.

(2)  Employment commenced in April 2003.


OPTIONS HELD BY NAMED EXECUTIVES

     No options were granted to any of the executives named in the Summary Compensation Table above for the year ended December 31, 2004. The table below provides information with respect to the number and aggregate value of unexercised options held by those executives as of December 31, 2004.

The per share exercise price of all options was equal to, or above, the estimated fair market value of a share of common stock on the date of grant.

                           2004 YEAR-END OPTION VALUES

                                  NUMBER OF SHARES UNDERLYING
                                  UNEXERCISED OPTIONS AT FISCAL              VALUE OF UNEXERCISED IN-THE-MONEY
NAME                              YEAR-END (#)                               OPTIONS AT FISCAL YEAR-END ($)(1)
----                              ---------------------------------------    -----------------------------------------
                                  EXERCISABLE         UNEXERCISABLE          EXERCISABLE         UNEXERCISABLE
                                  ----------------    -------------------    ----------------    ---------------------
Allen S. Greene                       129,249                 --               $35,673(2)                 --

Joseph R. Fish                        34,897                  --                   $0                     --

David M. Gebler                        5,170                20,680                 $0                     $0

----------
(1) The closing market price of our common stock on December 31, 2004 was $3.80 per share.

(2) For the purposes of this calculation, value is based upon the difference between the exercise price of the exercisable options and the per share stock price at December 31, 2004.


EMPLOYMENT AGREEMENTS

     We have employment agreements with Allen S. Greene, William K. Grollman, Jack Fingerhut and David M. Gebler. Mr. Greene's employment agreement, dated as of May 1, 2004, is for a term of three years but renews automatically for a new three-year term at the end of the first year of each three-year term unless either party gives notice before the end of the first year of each three year term of its intention not to renew the agreement. Mr. Greene's base salary is $250,000. The employment agreements for Mr. Grollman, Mr. Fingerhut and Mr. Gebler are dated as of April 1, 2003, and are for a term of three years. Mr. Grollman's base salary is $200,000, Mr. Fingerhut's base salary is $170,000 and Mr. Gebler's base salary is $180,000. In addition, as an inducement to join the company as an executive officer, Mr. Gebler was granted stock options under our incentive option plan to purchase up to 25,850 shares of our common stock at $5.32 per share.

     Each employment agreement provides, among other things, for additional compensation and benefits including bonuses at times and amounts determined in the discretion of the Board, for fringe benefits commensurate with the executive's duties and responsibilities and for participation in all employee benefit programs or plans maintained by SmartPros on the same basis as other similarly situated executive employees. In addition to the foregoing, Mr. Gebler is entitled to a non-discretionary bonus equal to 23.335% of the net profits of Working Values in excess of $10,000 in each of the two years beginning April 1, 2003, but in no event more than $175,000 in the aggregate. As of December 31, 2004, no amount has been paid or accrued to Mr. Gebler under this bonus formula.

     Under each agreement, we, for cause or without cause, may terminate employment immediately and without notice. Termination by us without cause or in the case of Mr. Gebler, by him for good reason, would subject us to liability for liquidated damages in an amount equal to (i) the terminated executive's base salary at the then current rate for the remaining term of the employment agreement, (ii) a bonus equal to the highest annual bonus received in the last five years multiplied by the number of years or fraction thereof and (iii) including, for the remaining term of the employment agreement, the right to the same benefits at the same levels. In addition to the foregoing, Mr. Gebler will be entitled to receive his non-discretionary bonus, if any, and all of his stock options will immediately become exercisable.

Finally, the employment agreements for Mr. Greene, Mr. Grollman and Mr. Fingerhut provide that if we do not extend the employment term for at least one three-year term after the expiration of the initial term at a fixed minimum base salary defined in the agreement, the executive is entitled to a lump sum payment equal to 50% of his then base salary.

LIMITATION OF DIRECTORS' LIABILITY AND INDEMNIFICATION

     Our certificate of incorporation limits the liability of individual directors for specified breaches of their fiduciary duty. The effect of this provision is to eliminate the liability of directors for monetary damages arising out of their failure, through negligent or grossly negligent conduct, to satisfy their duty of care, which requires them to exercise informed business judgment. The liability of directors under the federal securities laws is not affected. A director may be liable for monetary damages only if a claimant can show receipt of financial benefit to which the director is not entitled, intentional infliction of harm on us or on our shareholders, a violation of section 174 of the Delaware General Corporation Law (dealing with unlawful distributions to shareholders effected by vote of directors), and any amended or successor provision thereto, or an intentional violation of criminal law.

     Our certificate of incorporation also provides that we will indemnify each of our directors or officers, and their heirs, administrators, successors and assigns against any and all expenses, including amounts paid upon judgments, counsel fees, and amounts paid or to be paid in settlement before or after suit is commenced, actually and necessarily incurred by such persons in connection with the defense or settlement of any claim, action, suit or proceeding, in which they, or any of them are made parties, or which may be asserted against them or any of them by reason of being, or having been, directors or officers of the corporation, except in relation to such matters in which such director or officer shall be adjudged to be liable for his own negligence or misconduct in the performance of his duty.

     There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which we are required or permitted to provide indemnification, except as set forth under Certain Relationships and Related Party Transactions. We are also not aware of any threatened litigation or proceedings that may result in a claim for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons under our certificate of incorporation, we have been informed that, in the opinion of the SEC, indemnification is against public policy as expressed in the Securities Act and is unenforceable.

COMPENSATION OF DIRECTORS

     Our directors receive an annual fee of $5,000, payable in equal quarterly installments, and $500 plus reimbursement for actual out-of-pocket expenses in connection with each board meeting attended in person and $200 for each board meeting attended telephonically. The head of the Audit Committee receives an annual fee of $1,000, payable in equal quarterly installments. Each member of the audit, compensation and nominating committees receives $500 for each committee meeting he attends in person and $200 for each audit committee meeting attended telephonically unless the meeting immediately precedes or follows a Board meeting, in which case he will receive $200 for attending in person or $100 if he attends by telephone.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

     The following table sets forth information regarding the beneficial ownership of our common shares as of April 1, 2005:

  o each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding common shares;

  o  each of our directors:

  o  each executive officer named in the Summary Compensation Table above; and

  o  all of our directors and executive officers as a group.

     Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all of the common shares owned by them. The individual shareholders have furnished all information concerning their respective beneficial ownership to us.

    NAME AND ADDRESS OF             COMMON SHARES       PERCENT OF COMMON SHARES
    BENEFICIAL OWNER (1)        BENEFICIALLY OWNED (2)     BENEFICIALLY OWNED
    --------------------        ----------------------     ------------------

Allen S. Greene                        255,728(3)                4.9%
William K. Grollman                    492,775(4)                9.8%
Jack Fingerhut                         156,193                   3.1%
David M. Gebler                         10,340(5)                  *
Joseph R. Fish                          34,897(5)                  *
Stanley P. Wirtheim                      2,500(5)                  *
John F. Gamba                          142,779(6)                2.8%
Martin H. Lager                           --                      --
Bruce Judson                            10,132(7)                  *
Joshua A. Weinreich                    223,531(8)                4.4%
All directors and executive
  officers as a group (10 persons)   1,328,875(9)               25.1%

----------

*Less than 1%

(1) All addresses are c/o SmartPros Ltd., 12 Skyline Drive, Hawthorne, New York 10532.

(2) According to the rules and regulations of the SEC, common shares that a person has a right to acquire within 60 days of the date of this report are deemed to be beneficially owned by that person and outstanding for the purpose of computing the percentage ownership of that person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 129,249 shares underlying outstanding options and 30,000 shares of common stock that will vest ratably on each of October 19, 2005-2007.

(4) Includes 9,399 shares owned by his wife, Gail Grollman, and 775 shares underlying outstanding options granted to Mrs. Grollman.

(5)  Reflects shares underlying outstanding options.

(6) Includes 93,032 shares held in trust and 49,374 shares underlying outstanding options.

(7)  Includes 6,979 shares underlying outstanding options.

(8)  Includes 9,306 shares underlying outstanding options.

(9)  Includes 243,420 shares underlying outstanding options.

     All shares of Common Stock set forth in the above table are covered by lock-up agreements prohibiting their sale, assignment or transfer before October 19, 2005 without the prior written consent of Paulson Investment Company, the representative of the several underwriters of our initial public offering.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     To attract and retain the personnel necessary for our success, the Board and our stockholders adopted our 1999 Stock Option Plan. A total of 882,319 shares of common stock have been reserved for issuance upon exercise of options granted under the plan. As of April 1, 2005 options covering 389,509 shares are issued and outstanding. The compensation committee of the Board administers the plan. The plan covers employees and others who perform services for us, which would include directors and consultants. The administrator of the plan, whether the Board or the compensation committee, determines who is eligible to receive these incentive stock options, how many options they will receive, the term of the options, the exercise price and other conditions relating to the exercise of the options. Stock options granted under the plan must be exercised within a maximum of 10 years from the date of grant at an exercise price that is not less than the fair market value of the common shares on the date of the grant. Options granted to stockholders owning more than 10% of our outstanding common shares must be exercised within five years from the date of grant and the exercise price must be at least 110% of the fair market value of the common shares on the date of the grant.

     In 2001, we issued to consultants warrants to purchase up to 10,084 shares of our common stock at a price $46.42 per share at any time on or before March 2, 2005. The warrants were never exercised.

     The following table sets forth information as of December 31, 2004 relating to all of our equity compensation arrangements.

                                     NUMBER OF SECURITIES TO        WEIGHTED AVERAGE          NUMBER OF SECURITIES
                                     BE ISSUED UPON EXERCISE       EXERCISE PRICE OF         REMAINING AVAILABLE FOR
                                      OF OUTSTANDING OPTIONS      OUTSTANDING OPTIONS         FUTURE ISSUANCE UNDER
                                           AND WARRANTS               AND WARRANTS          EQUITY COMPENSATION PLANS
                                     -------------------------    ---------------------     --------------------------
     Equity compensation plans
     approved by stockholders (1)            389,509                     $4.72                       492,810

     Equity compensation plans
     not approved by
     stockholders (2)                         10,084                     $46.42                        ---


(1)  The 1999 Stock Option Plan.

(2)  Warrants issued to consultants, all of which expired on March 2, 2005.

     On August 3, 2004, the Board authorized the issuance of 40,000 shares of our common stock to Allen S. Greene, our Chief Executive Officer. The shares were issued to Mr. Greene on October 19, 2004. Of the 40,000 shares issued, 10,000 shares vested immediately and 10,000 shares will vest on each of October 19, 2005-2007. Mr. Greene is deemed the owner of these shares as of the date of grant and, as such will be entitled to vote them on all matters presented to stockholders for a vote and will be entitled to dividends, if any, payable on our common stock. If Mr. Greene terminates his employment with us voluntarily or we terminate him for "cause," as defined in his employment agreement, any unvested shares will be forfeited and will revert to the company. If Mr. Greene's employment with us is terminated without "cause," or if his employment is terminated as a result of his death or disability (as defined in his employment agreement), or if we experience a change in control (as defined in his employment agreement) any unvested shares will immediately vest.

     The Board approved the issuance of shares to Mr. Greene on the basis of its belief that the stock grant is appropriate and meets four important business needs. First, the grant recognizes Mr. Greene's outstanding performance by achieving positive cash flows, profitability in the second quarter of 2004 and positioning the company for an initial public offering. Second, it provides a meaningful retention tool. Third, it ties his personal financial benefit to that of the company. Fourth, it is a positive factor for future investors who want to see top management having a substantial personal financial interest in the future of the company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In February 2002, we sold 2,000 shares of our Series A Convertible Preferred Stock to our President, William K. Grollman. The purchase price for these shares, $200,000, was reflected in a secured promissory note in the original principal amount of $200,000. The note accrues interest at the rate of 5.5% per annum and the entire principal amount and all accrued interest is due and payable on February 14, 2007. As security for the repayment of this note, Mr. Grollman pledged the 2,000 shares of Series A Convertible Preferred Stock, convertible into 82,719 shares of common stock, and an additional 41,359 shares of common stock that he owns.

     In August 2001, we borrowed $500,000 from Freshstart Venture Capital Corp., an affiliate of Medallion Financial Corporation, the former employer of our Chief Executive Officer, Allen S. Greene. In May 2003 we borrowed an additional $100,000 from Freshstart to upgrade our video production facility. These loans have since been repaid using proceeds from our October 2004 public offering.

In April 2003, we acquired assets from Working Values Group, Ltd. David Gebler, Senior Vice President and the President of our Working Values subsidiary, was the principal stockholder of Working Values Group. As part of the purchase price, we agreed to pay Mr. Gebler a non-discretionary bonus equal to 26.665% of the net profits (as defined) of Working Values in excess of $10,000 in each of the two years beginning April 1, 2003, but in no event more than $200,000 in the aggregate. This is in addition to any amount payable to Mr. Gebler under his employment agreement. No amount was paid or accrued through December 31, 2004.

     Before joining us as our Chief Accounting and Financial Officer and Treasurer, Stanley P. Wirtheim provided us with accounting services as a consultant. We paid him at the rate of $5,000 per month, or $60,000 per year.

     On August 3, 2004, the Board authorized the issuance of 40,000 shares of our common stock to Allen S. Greene, our Chief Executive Officer. The shares were issued to Mr. Greene on October 19, 2004. Of the 40,000 shares to be issued, 10,000 shares vested immediately and 10,000 will vest on each of October 19, 2005-2007. Mr. Greene is deemed the owner of all of these shares as of the date of grant and, as such, is entitled to vote them on all matters presented to stockholders for a vote and will be entitled to dividends, if any, payable on our common stock. If Mr. Greene terminates his employment with us voluntarily or we terminate him for "cause," as defined in his employment agreement, any unvested shares will be forfeited and will revert to the company. If Mr. Greene's employment with us is terminated without "cause," or if his employment is terminated as a result of his death or disability (as defined in his employment agreement), or if we experience a change in control (as defined in his employment agreement) any unvested shares will immediately vest.

LEGAL PROCEEDINGS

     SmartPros is not aware of any legal proceedings in which any director, officer or affiliate of SmartPros, any beneficial owner of record of more than five percent of any class of voting securities of SmartPros, or any associate of any such director, officer, affiliate, or security holder is a party adverse to SmartPros or has a material interest adverse to SmartPros.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires SmartPros' officers and directors, and persons who own more than ten percent (10%) of a registered class of the SmartPros' equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish SmartPros with copies of all Section 16(a) forms they file.

     To the best of our knowledge, based solely on review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) stockholders were complied with during 2004 except that Stanley P. Wirtheim, our Chief Financial Officer, did not timely file one change in beneficial ownership on Form 4. Mr. Wirtheim has since filed the necessary Form 4. With respect to any former directors, officers, and ten percent (10%) stockholders, we do not have any knowledge of any known failures to comply with the filing requirements of
Section 16(a).


                                  MISCELLANEOUS

OTHER MATTERS

     The management knows of no other business which will be presented for consideration at the Annual Meeting other than that stated in the notice of meeting.


STOCKHOLDER PROPOSALS

     Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2006 must follow the procedures found in Rule 14a-8 under the Exchange Act and our bylaws. To be eligible for inclusion in our 2006 proxy materials, all qualified proposals must be received by our Secretary no later than December 24, 2005. Stockholder proposals submitted thirty (30) or more, but less than sixty (60), days before the scheduled date for the 2006 annual meeting may be presented at the annual meeting if such proposal complies with our bylaws, but will not be included in our proxy materials; PROVIDED, HOWEVER, that if less than forty (40) days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934, as amended, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal or nomination to amend our bylaws, the language of the proposed amendment; (iii) the name and address of the stockholder making the proposal or nomination and any other stockholders known by such stockholder to be supporting such proposal; (iv)
the class and number of shares of stock owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such proposal or nomination on the date of such stockholder's notice; and (v) any financial interest of the stockholder in such proposal or nomination.


SOLICITATION OF PROXIES

     The cost of this proxy solicitation and any additional material relating to the meeting which may be furnished to the stockholders will be borne by us. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by our officers, directors and regular employees. We also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward proxy soliciting material to beneficial owners of such shares, and upon request, will reimburse them for their expenses in so doing.

     EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ William K. Grollman
                                           -------------------------------------
                                           William K. Grollman, Secretary

Dated:   Hawthorne, New York
         April 20, 2005

                           APPENDIX I (FORM OF PROXY)
                           --------------------------

                                 SMARTPROS LTD.
                                    P R O X Y
                     FOR ANNUAL MEETING OF THE STOCKHOLDERS
                                  JUNE 9, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Allen S. Greene and William K. Grollman, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of SmartPros Ltd. ("SmartPros ") to be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Tuesday, June 9, 2005 at 10:00 A.M., Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of SmartPros held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark "X" your votes as indicated :

1.   ELECTION OF CLASS I DIRECTORS: John F. Gamba and William K. Grollman

FOR election of all nominees                [ ]

WITHHOLD vote from all nominees             [ ]

FOR all nominees,                           [ ]
EXCEPT for nominee(s) listed below from whom Vote is withheld.

----------------------------------

2. Advisory approval of the appointment of Holtz Rubenstein Reminick LLP as independent auditors for SmartPros for the year ending December 31, 2005.

FOR [ ] AGAINST [ ] ABSTAIN [ ]


                              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE)
--------------------------------------------------------------------------------
                                    FOLD HERE

--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                        Dated:                         , 2005

                                        --------------------------------------
                                             Signature of Stockholder

                                        --------------------------------------
                                             Signature of Stockholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED
ENVELOPE.

                      APPENDIX II (AUDIT COMMITTEE CHARTER)
                      -------------------------------------

                             AUDIT COMMITTEE CHARTER
                                       OF
                                 SMARTPROS LTD.
                                 --------------

ROLE
----

The Audit Committee (the "Audit Committee") is appointed by the Board of Directors to oversee (1) management in the performance of its responsibility for the integrity of SmartPros Ltd.'s (the "Corporation") accounting and financial reporting, and its systems of internal controls, (2) the performance and qualifications of the independent auditor (including the independent auditor's independence), (3) the performance of the Corporation's internal audit function, and (4) the Corporation's compliance with legal and regulatory requirements. Consistent with this oversight function, the Audit Committee shall authorize investigations into any matters within the Committee's responsibilities and, in doing so, have full access to the Corporation's records, employees, and independent auditor (with or without the presence of management).

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain legal, accounting or other advisors for advice and assistance. The Corporation shall pay the costs of retaining any advisors selected by the Audit Committee.

The Audit Committee shall meet at least four times each year or more frequently as circumstances dictate. The Audit Committee shall meet, separately, with each of the internal auditors and the independent auditor at least quarterly.

The Audit Committee shall review and reassess the adequacy of this Charter at least annually. Any proposed changes shall be submitted to the Board of Directors for its approval. The Audit Committee shall annually evaluate the processes, activities and effectiveness of the Audit Committee, including the composition, expertise, and availability of the Audit Committee members.

STRUCTURE/MEMBER QUALIFICATIONS
-------------------------------

The Audit Committee shall have at least three members and shall consist solely of independent Directors, consistent with the listing standards of the American Stock Exchange and applicable legal requirements. All members of the Audit Committee shall be financially literate. In addition, the Audit Committee Chair must have accounting or related financial management expertise, consistent with the listing standards of the American Stock Exchange. If the Board of Directors determines, at least one member of the Committee shall be a financial expert, as defined by Securities and Exchange Commission rules.

The Board of Directors will assess and determine the qualifications of the Audit Committee members set forth in this Charter. The members of the Audit Committee shall be annually appointed by the Board of Directors and may be replaced by the Board of Directors according to the Corporation's Bylaws.

The Board of Directors shall select the Audit Committee Chair. If a Chair is not designated or present, a Chair may be designated by a majority vote of the Audit Committee members present. Director's compensation is the only compensation which members of the Audit Committee may receive from the Corporation.

A Director who is serving on the audit committee of three or more other public companies shall not be appointed to the Audit Committee unless the Board of Directors determines that such simultaneous service would not impair the Director's ability to serve effectively on the Audit Committee.

RESPONSIBILITIES AND DUTIES
---------------------------

The Audit Committee recognizes that the Corporation's management is responsible for the completeness and accuracy of the Corporation's financial statements and disclosures and for maintaining effective internal controls. The Committee also recognizes that the independent auditor is responsible for auditing the Corporation's financial statements. Accordingly, management and the independent auditor have more knowledge and more detailed information about the Corporation than do Audit Committee members and the Audit Committee's primary responsibility is oversight. In carrying out its oversight responsibilities, the Audit Committee will be relying, in part, on the expertise of management and the independent auditor.

The Internal Audit department shall report functionally to the Audit Committee.

The Audit Committee shall be responsible for the appointment, compensation, removal, and oversight of the work of the independent auditor (subject, if applicable, to shareholder ratification of the appointment of the auditor). The independent auditors shall report directly to the Audit Committee and the Audit Committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

To fulfill this oversight responsibility, the Audit Committee should receive reports from management and the independent auditor, as appropriate, to:

Risk Management and Controls

  o Assess the Corporation's business risk management process and the adequacy of the overall control environment, including controls in selected areas representing financial reporting, disclosure, compliance, and significant financial or business risk.

  o Receive reports from the CEO and CFO on any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls.

  o  Assess the annual scope and plans of the independent and internal auditors.

  o  Report on the activities of the Corporation's Management Audit Committee.

Financial Reporting and Disclosure Matters

  o Review and discuss with management and the independent auditor the annual audited financial statements, related footnotes, disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, and the opinion of the independent auditor with respect to the financial statements.

  o Review and discuss with management and the independent auditor the quarterly financial statements, related footnotes, disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, and the results of the independent auditor's quarterly review of the financial statements.

  o Review and discuss with management and the independent auditor any significant events, transactions, changes in accounting estimates, changes in important accounting principles and their application, and any major issues as to the adequacy of internal controls affecting the quality of the Corporation's financial reporting. The Audit Committee Chair may represent the entire Audit Committee for this purpose.

  o Review, in conjunction with the Audit Committee's review of the quarterly and annual reports, the process for the CEO and CFO certifications with respect to the financial statements and the Corporation's disclosure and internal controls.

  o Receive reports from the CEO and CFO on all significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize, and report financial data.

  o Review and discuss with management any proposed public release of earnings or guidance information, as well as financial information and earnings guidance provided to analysts and rating agencies and delegate to the Audit Committee Chair the authority, at the Chair's discretion, to review any such release, information and guidance.

Internal Audit Oversight Responsibilities

  o Receive reports on the proposed scope of the audit plan and the process to develop the plan, as well as the program for integration of the independent and internal audit efforts.

  o Receive reports on the status of significant findings, recommendations, and management's responses.

  o Review the charter, reporting relationship, activities, organizational structure, and credentials of the Internal Audit department.

Independent Auditor Oversight Responsibilities

  o  Based upon a report from the independent auditor at least annually,  review
     (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to address any such issues.

  o Ensure that the independent auditor submits, on a periodic basis, a formal written statement delineating all relationships between the independent auditor and the Corporation, as required by the Independence Standards Board, Standard Number One; discuss the statement with the independent auditor and evaluate the relationships and services that may affect the auditor's objectivity and independence; take appropriate action to satisfy itself of the auditor's independence.

  o Ensure that the independent auditor has established a procedure for the rotation, no less frequently than every five years, of the lead (or coordinating) audit partner and of the audit partner responsible for reviewing the audit.

  o  Consider, periodically, the rotation of the independent auditor itself.

  o Review matters related to the conduct of the annual audit, which are required to be communicated by AICPA Statement of Auditing Standards 61 and other generally accepted auditing standards.

  o Conduct the annual discussion with the independent auditor on the quality and acceptability of the Corporation's accounting principles and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the potential impact of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor. o Review the independent auditor's management letter.

  o Review with the independent auditor any audit problems or difficulties and management's response. o Preapprove all audit and non-audit services to be provided by, and all fees to be paid to, the independent auditor or devise policies delegating pre-approval authority to one or more members of the Committee.

  o Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor who were engaged on the Corporation's account.

Ethical, Legal and Regulatory Compliance Matters

  o Assess the Corporation's processes regarding compliance with applicable laws, regulations and its Code of Business Conduct and Ethics, including those matters that could have a significant impact on the financial statements, compliance with policies, reports from regulators and the provisions of the Code of

     Business Conduct and Ethics applicable to the CEO and the Corporation's senior financial officers as defined by the Securities and Exchange Commission rules.

  o Assess the Corporation's policies and procedures with respect to Executive Officers' expense accounts and perquisites, including their use of corporate assets (consider the results of any review of these areas by the internal auditors).

  o Assess the Committee's procedures for (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  o Review reports and disclosures of significant conflicts of interest and related-party transactions.

REPORTS
-------

The Audit Committee shall report to the Board with respect to its activities as promptly as practicable following each meeting of the Committee. The Committee shall report to stockholders in the Corporation's proxy statement for its annual meeting, whether the Committee has satisfied its responsibilities under this Charter.